UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☒ Definitive Additional Materials

☐ Soliciting Material Pursuant to §240.14a-12

RELAY THERAPEUTICS, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒ No fee required.

☐ Fee paid previously with preliminary materials.

☐ Fee computed on table in exhibit required by Item 25(b) per Securities Exchange Act of 1934 Rules 14a-6(i)(1) and 0-11

P.O. BOX 8016, CARY, NC 27512-9903 Your vote matters!Meeting Materials: Notice of Meeting and Proxy Statement & Annual Report on Form 10-K Important Notice Regarding the Availability of Proxy Materials for the Stockholders Meeting To Be Held On June 9, 2026 For Stockholders of record as of April 13, 2026 To order paper materials, use one of the following methods.Internet: www.investorelections.com/RLAY Call: 1-866-648-8133 Email: paper@investorelections.com * If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located below) in the subject line. No other requests, instructions OR other inquiries should be included with your e-mail requesting material.Your control number Have the 12 digit control number located in the box above available when you access the website and follow the instructions.Copyright © 2026 BetaNXT, Inc. or its affiliates. All Rights Reserved Relay Therapeutics, Inc. Annual Meeting of Stockholders Tuesday, June 9, 2026 3:00 PM, Eastern Time Annual Meeting to be held live via the internet - please visit www.proxydocs.com/RLAY for more details. You must register to attend the meeting online and/or participate at www.proxydocs.com/RLAY For a convenient way to view proxy materials, VOTE, and obtain directions to attend the meeting go to www.proxydocs.com/RLAY To vote your proxy while visiting this site, you will need the 12 digit control number in the box below.This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting. Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the Internet. If you want to receive a paper or e-mail copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year's meeting, you must make this request on or before May 26, 2026.SEE REVERSE FOR FULL AGENDA

THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR ON PROPOSALS 1, 2, 3 AND 4 Relay Therapeutics, Inc. Annual Meeting of Stockholders PROPOSAL 1. To elect two class III directors to our board of directors, to serve until the 2029 annual meeting of stockholders and until their successor has been duly elected and qualified, or until such director's earlier death, resignation or removal; 1.01 Douglas S. Ingram 1.02 Claire Mazumdar, Ph.D. 2. To consider and act upon an advisory vote on the compensation of our named executive officers; 3. To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026; 4. To approve an amendment to our Fourth Amended and Restated Certificate of Incorporation, as amended, to increase the number of authorized shares of our common stock from 300,000,000 to 450,000,000; and 5. To transact any other business properly brought before the Annual Meeting or any adjournment or postponement of the Annual Meeting.